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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 27, 2006

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                             VENDINGDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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          Nevada                      001-32161                 91-1696010
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


                               6830 Spencer Street
                             Las Vegas, Nevada 89119
                    (Address of principal executive offices)


                                 (702) 733-7195
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 1.01   Entry into a Material Definitive Agreement
Item 7.01   Regulation FD Disclosure

      On February 27, 2006, we entered into a licensing and manufacturing agreement with Dolphin Products Pty Limited, of Melbourne, Australia. Pursuant to the agreement, Dolphin has received the exclusive rights to manufacture our RFID chip product. The agreement has a term of 10 years.

      Our entry into the licensing and manufacturing agreement with Dolphin effectively consummates our purchase of the RFID chip and related patents and technology from Dolphin and its affiliates, William Purton and Dolphin Advanced Technologies Pty Limited (collectively, the Dolphin parties). As previously announced by way of our Form 8-K report dated October 1, 2005, we entered into a patent purchase agreement dated October 1, 2005 with the Dolphin parties pursuant to which the Dolphin parties agreed to sell us the RFID chip and related patents and technology in exchange for $750,000 in cash and the issuance of 1,000,000 shares of our common stock. The patent purchase agreement included among the conditions to closing our entry into a licensing and manufacturing Agreement with Dolphin Products Pty Limited.

      This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, our ability to obtain capital as and when needed; the success of the transition of our manufacturing and assembly to China; changes in the level of consumer or commercial acceptance of our existing products and new products as introduced; competitive advances; acceleration and/or deceleration of various product development and roll out schedules; higher than expected manufacturing, service, selling, administrative, product development and/or roll out costs; current and future litigation; regulatory and jurisdictional issues involving us or our products specifically, and for the gaming industry in general; general and casino industry economic conditions; the financial health of our casino and distributor customers both nationally and internationally. For a discussion of these and other factors, which may cause actual events or results to differ from those projected, please refer to our most recent annual report on Form 10-KSB and quarterly reports on Form 10-QSB, as well as other subsequent filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VENDINGDATA CORPORATION


Dated: March 2, 2006                       /s/ Mark R. Newburg
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                                           Mark R. Newburg,
                                           President and Chief Executive Officer